Amkor Technology Reports Financial Results for the First Quarter 2022

TEMPE, Ariz. -- May 2, 2022 -- Amkor Technology, Inc. (Nasdaq: AMKR), a leading provider of semiconductor packaging and test services, today announced financial results for the first quarter ended March 31, 2022.

First Quarter 2022 Highlights
•Net sales $1.6 billion, up 20% year-on-year
•Gross margin 20.4%, operating income margin 13.2%
•Net income $171 million, earnings per diluted share $0.69
•EBITDA $363 million

“Amkor delivered another strong quarter of financial results, driven by continued demand for our Advanced packaging solutions. Advanced packaging grew 26% year-on-year and drove sales to $1.6 billion and EPS to $0.69, both of which are first quarter records,” said Giel Rutten, Amkor’s president and chief executive officer.

Quarterly Financial Results

($ in millions, except per share data)	Q1 2022	Q4 2021	Q1 2021
Net sales	$1,597	$1,725	$1,326
Gross margin	20.4%	21.0%	20.0%
Operating income	$210	$252	$144
Operating income margin	13.2%	14.6%	10.9%
Net income attributable to Amkor	$171	$217	$120
Earnings per diluted share	$0.69	$0.88	$0.49
EBITDA (1)	$363	$398	$280

(1) EBITDA is a non-GAAP financial measure. The reconciliation to the most directly comparable GAAP financial measure is included below under “Selected Operating Data.”

At March 31, 2022, total cash and short-term investments was $1.2 billion, and total debt was $1.2 billion.

The company paid a quarterly dividend of $0.05 per share on March 21, 2022. The declaration and payment of future dividends, as well as any record and payment dates, are subject to the approval of the Board of Directors.
Business Outlook

“Our second quarter guidance reflects the estimated impact from a temporary, government mandated COVID-19 lockdown of our Shanghai operations. We anticipate that our Shanghai factory will return to normal production during the second half of the quarter,” said Rutten.

The following information presents Amkor’s guidance for the second quarter 2022 (unless otherwise noted):

•Net sales of $1.47 billion to $1.57 billion
•Gross margin of 16.5% to 18.5%
•Net income of $90 million to $140 million, or $0.37 to $0.57 per diluted share
•Full year 2022 capital expenditures of approximately $950 million

Conference Call Information

Amkor will conduct a conference call on Monday, May 2, 2022, at 5:00 p.m. Eastern Time. This call may include material information not included in this press release. To access the live audio webcast and the accompanying slide presentation, visit the Investor Relations section of Amkor’s website, located at ir.amkor.com. The live call can also be accessed by dialing 1-877-407-4019 or 1-201-689-8337.

About Amkor Technology, Inc.

Amkor Technology, Inc. is one of the world’s largest providers of outsourced semiconductor packaging and test services. Founded in 1968, Amkor pioneered the outsourcing of IC packaging and test and is now a strategic manufacturing partner for the world’s leading semiconductor companies, foundries and electronics OEMs. Amkor’s operational base includes production facilities, product development centers, and sales and support offices located in key electronics manufacturing regions in Asia, Europe and the USA. For more information visit amkor.com.

Jennifer Jue
Senior Director, Investor Relations and Finance
480-786-7594
jennifer.jue@amkor.com

AMKOR TECHNOLOGY, INC.
Selected Operating Data

	Q1 2022	Q4 2021	Q1 2021
Net Sales Data:
Net sales (in millions):
Advanced products (1)	$1,157	$1,273	$921
Mainstream products (2)	440	452	405
Total net sales	$1,597	$1,725	$1,326

Packaging services	86%	86%	85%
Test services	14%	14%	15%

Net sales from top ten customers	64%	66%	61%

End Market Data:
Communications (smart phones, tablets)	41%	42%	40%
Automotive, industrial and other (ADAS, electrification, infotainment, safety)	21%	20%	22%
Consumer (AR & gaming, connected home, home electronics, wearables)	19%	22%	21%
Computing (data center, infrastructure, PC/laptop, storage)	19%	16%	17%
Total	100%	100%	100%

Gross Margin Data:
Net sales	100.0%	100.0%	100.0%
Cost of sales:
Materials	46.7%	47.4%	43.2%
Labor	11.5%	11.4%	13.8%
Other manufacturing	21.4%	20.2%	23.0%
Gross margin	20.4%	21.0%	20.0%

(1) Advanced products include flip chip, memory and wafer-level processing and related test services.
(2) Mainstream products include all other wirebond packaging and related test services.

AMKOR TECHNOLOGY, INC.
Selected Operating Data
In this press release, we refer to EBITDA, which is not defined by U.S. GAAP. We define EBITDA as net income before interest expense, income tax expense and depreciation and amortization. We believe EBITDA to be relevant and useful information to our investors because it provides additional information in assessing our financial operating results. Our management uses EBITDA in evaluating our operating performance, and our ability to service debt, and our ability to fund capital expenditures and pay dividends. However, EBITDA has certain limitations in that it does not reflect the impact of certain expenses on our consolidated statements of income, including interest expense, which is a necessary element of our costs because we have borrowed money in order to finance our operations, income tax expense, which is a necessary element of our costs because taxes are imposed by law, and depreciation and amortization, which is a necessary element of our costs because we use capital assets to generate income. EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, net income or other measures of financial performance prepared in accordance with U.S. GAAP. Furthermore, our definition of EBITDA may not be comparable to similarly titled measures reported by other companies. Below is our reconciliation of EBITDA to U.S. GAAP net income.

Non-GAAP Financial Measure Reconciliation:
(in millions)	Q1 2022	Q4 2021	Q1 2021
EBITDA Data:
Net income	$171	$217	$120
Plus: Interest expense	14	13	13
Plus: Income tax expense	30	25	12
Plus: Depreciation & amortization	148	143	135
EBITDA	$363	$398	$280

AMKOR TECHNOLOGY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Three Months Ended March 31,
(In thousands, except per share data)	2022	2021
Net sales	$1,596,816	$1,326,150
Cost of sales	1,271,486	1,060,616
Gross profit	325,330	265,534
Selling, general and administrative	76,959	76,768
Research and development	38,363	44,318
Total operating expenses	115,322	121,086
Operating income	210,008	144,448
Interest expense	14,148	12,673
Other (income) expense, net	(5,096)	89
Total other expense, net	9,052	12,762
Income before taxes	200,956	131,686
Income tax expense	29,728	11,667
Net income	171,228	120,019
Net income attributable to non-controlling interests	(565)	(210)
Net income attributable to Amkor	$170,663	$119,809

Net income attributable to Amkor per common share:
Basic	$0.70	$0.49
Diluted	$0.69	$0.49

Shares used in computing per common share amounts:
Basic	244,403	243,267
Diluted	246,000	245,129

AMKOR TECHNOLOGY, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands)	March 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$854,802	$826,744
Restricted cash	637	962
Short-term investments	307,016	251,530
Accounts receivable, net of allowances	1,201,007	1,258,767
Inventories	516,437	484,959
Other current assets	59,656	33,601
Total current assets	2,939,555	2,856,563
Property, plant and equipment, net	2,938,742	2,871,058
Operating lease right of use assets	180,883	159,742
Goodwill	23,182	24,516
Restricted cash	3,692	3,815
Other assets	139,733	122,860
Total assets	$6,225,787	$6,038,554
LIABILITIES AND EQUITY
Current liabilities:
Short-term borrowings and current portion of long-term debt	$156,692	$153,008
Trade accounts payable	753,279	828,727
Capital expenditures payable	267,598	210,875
Short-term operating lease liability	71,229	64,233
Accrued expenses	374,319	422,892
Total current liabilities	1,623,117	1,679,735
Long-term debt	1,087,408	984,988
Pension and severance obligations	116,138	120,472
Long-term operating lease liabilities	86,300	83,937
Other non-current liabilities	186,002	196,876
Total liabilities	3,098,965	3,066,008

Stockholders’ equity:
Preferred stock	—	—
Common stock	291	290
Additional paid-in capital	1,982,113	1,977,134
Retained earnings	1,322,370	1,163,939
Accumulated other comprehensive income (loss)	10,496	19,978
Treasury stock	(219,147)	(219,065)
Total Amkor stockholders’ equity	3,096,123	2,942,276
Non-controlling interests in subsidiaries	30,699	30,270
Total equity	3,126,822	2,972,546
Total liabilities and equity	$6,225,787	$6,038,554

AMKOR TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Three Months Ended March 31,
(In thousands)	2022	2021
Cash flows from operating activities:
Net income	$171,228	$120,019
Depreciation and amortization	148,192	135,390
Other operating activities and non-cash items	11,061	2,370
Changes in assets and liabilities	(164,303)	(80,991)
Net cash provided by operating activities	166,178	176,788
Cash flows from investing activities:
Payments for property, plant and equipment	(158,154)	(110,351)
Proceeds from sale of property, plant and equipment	416	547
Payments for short-term investments	(125,693)	(92,879)
Proceeds from sale of short-term investments	4,246	19,838
Proceeds from maturities of short-term investments	66,694	43,790
Other investing activities	(27,518)	(25,317)
Net cash used in investing activities	(240,009)	(164,372)
Cash flows from financing activities:
Proceeds from short-term debt	18,112	3,679
Payments of short-term debt	(3,790)	(7,803)
Proceeds from issuance of long-term debt	150,000	50,000
Payments of long-term debt	(35,973)	(79,684)
Payments of finance lease obligations	(7,538)	(3,216)
Payments of dividends	(12,228)	(19,457)
Other financing activities	653	7,037
Net cash provided by (used in) financing activities	109,236	(49,444)
Effect of exchange rate fluctuations on cash, cash equivalents and restricted cash	(7,795)	(10,397)
Net increase (decrease) in cash, cash equivalents and restricted cash	27,610	(47,425)
Cash, cash equivalents and restricted cash, beginning of period	831,521	702,197
Cash, cash equivalents and restricted cash, end of period	$859,131	$654,772

Forward-Looking Statement Disclaimer

This press release contains forward-looking statements within the meaning of federal securities laws. You are cautioned not to place undue reliance on forward-looking statements, which are often characterized by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or “intend,” by the negative of these terms or other comparable terminology or by discussions of strategy, plans or intentions. All forward-looking statements in this press release are made based on our current expectations, forecasts, estimates and assumptions. Because such statements include risks and uncertainties, actual results may differ materially from those anticipated in such forward-looking statements as a result of various factors, including, but not limited to, the following:
•health conditions or pandemics, such as COVID-19, impacting labor availability and operating capacity, capital availability, the supply chain and consumer demand for our customers’ products and services;
•dependence on the highly cyclical, volatile semiconductor industry;
•industry downturns and declines in global economic and financial conditions;
•changes in costs, quality, availability and delivery times of raw materials, components and equipment, including any disruption in the supply of certain materials due to regulations and customer requirements, as well as supply constraints, production delays, fluctuations in commodity prices and wage inflation;
•our substantial indebtedness and restrictive covenants in the indentures and agreements governing our current and future indebtedness;
•dependence on international factories and operations and risks relating to our customers’ and vendors’ international operations;
•fluctuations in interest rates and changes in credit risk;
•difficulty funding our liquidity needs;
•dependence on key customers or concentration of customers in certain end markets, such as Communications and Automotive and Industrial;
•fluctuation in demand for semiconductors and conditions in the semiconductor industry generally, as well as by specific customers, such as inventory reductions by our customers impacting demand in key markets;
•our substantial investments in equipment and facilities to support the demand of our customers;
•difficulty attracting, retaining or replacing qualified personnel;
•difficulty achieving high capacity utilization rates due to high percentage of fixed costs;
•changes in our capacity and capacity utilization rates and fluctuations in our manufacturing yields;
•competition with established competitors in the packaging and test business, the internal capabilities of integrated device manufacturers and new competitors, including foundries;
•decisions by our integrated device manufacturer and foundry customers to curtail outsourcing;
•maintaining an effective system of internal controls;
•the absence of backlog, the short-term nature of our customers’ commitments, double bookings by customers and deterioration in customer forecasts and the impact of these factors, including the possible delay, rescheduling and cancellation of large orders, or the timing and volume of orders relative to our production capacity;

•the development, transition and ramp to high volume manufacture of more advanced silicon nodes and evolving wafer, packaging and test services technologies, which may cause production delays, lower manufacturing yields and supply constraints for new wafers and other materials;
•the historical downward pressure on the prices of our packaging and test services;
•laws, rules, regulations and policies imposed by U.S. or other governments, such as tariffs, customs, duties and other restrictive trade barriers and national security, data privacy and cybersecurity, antitrust and competition, tax, currency and banking, labor, environmental, health and safety laws;
•laws, rules, regulations and policies within China and other countries that may favor domestic companies over non-domestic companies, including customer- or government-supported efforts to promote the development and growth of local competitors;
•fluctuations in currency exchange rates, particularly the dollar/yen exchange rate for our operations in Japan;
•any warranty claims, product return and liability risks, and the risk of negative publicity if our products fail, as well as the risk of litigation incident to our business;
•the possibility that we may decrease or suspend our quarterly dividend;
•our continuing development and implementation of changes to, and maintenance and security of, our information technology systems;
•challenges with integrating diverse operations;
•any changes in tax laws, taxing authorities not agreeing with our interpretation of applicable tax laws, including whether we continue to qualify for tax holidays, or any requirements to establish or adjust valuation allowances on deferred tax assets;
•our ability to develop new proprietary technology, protect our proprietary technology, operate without infringing the proprietary rights of others and implement new technologies;
•our significant severance plan obligations associated with our manufacturing operations in Korea;
•natural disasters and other calamities, political instability, hostilities or other disruptions; and
•the ability of certain of our stockholders to effectively determine or substantially influence the outcome of matters requiring stockholder approval.
Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect our operating results and financial condition are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) and from time to time in our other reports filed with or furnished to the Securities and Exchange Commission (“SEC”). Because such statements include risks and uncertainties, actual results may differ materially from those anticipated in such forward-looking statements as a result of various factors, including those set forth in the Form 10-K and from time to time in our other reports filed with or furnished to the SEC. You should carefully consider the trends, risks and uncertainties described in this press release, the Form 10-K and other reports filed with or furnished to the SEC before making any investment decision with respect to our securities. If any of the following trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results could be materially adversely affected, the trading prices of our securities could decline, and you could lose part or all of your investment. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement. Amkor undertakes no obligation to review or update any forward-looking statements to reflect events or circumstances occurring after the date of this press release except as may be required by law.